UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
___________________
Date of Report (Date of earliest event reported): June 14, 2006
DiamondCluster International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22125 (Commission File Number)	36-4069408 (IRS Employer Identification Number)
John Hancock Center
875 North Michigan Avenue, Suite 3000
Chicago, Illinois 60611
(Address of principal executive offices)
312-255-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
In March 2006, the registrants Board of Directors (the “Board”) approved a strategy to focus the Company on its markets in North America, the United Kingdom (“U.K.”) and India. As part of the Board approved strategy, we have committed to a plan to sell the portions of the international operations that include the offices and respective offices in Barcelona, Dubai, Madrid, Munich, Paris and Sao Paulo, and as a result these are reported as “discontinued operations” for the fiscal year ended 2006. North America, the U.K. and India are considered “continuing operations.” The registrant is furnishing the unaudited information attached hereto as Exhibit 99.1 “Quarterly Condensed Consolidated Statements of Operations”, Exhibit 99.2 “Quarterly Operating Results of Discontinued Operations” and Exhibit 99.3 “Proforma Quarterly Condensed Consolidated Statements of Operations,” in order to provide meaningful historical comparisons for the portions of the business the Company is reporting as continuing operations and discontinued operations as of March 31, 2006.
In the attached Exhibit 99.3, the Company discloses “proforma quarterly condensed consolidated statements of operations”, which is a non-GAAP term. These non-GAAP amounts report quarterly condensed consolidated statements of operations that assume the continuing operations and discontinued operations (“combined operations”) were reported as one consolidated statements of operations for each period presented. Management believes that reporting this information provides more meaningful comparison to quarterly financial results previously reported by the Company.
The information contained herein in the accompanying Exhibits 99.1, 99.2 and 99.3 shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The information in this report, including Exhibits 99.1, 99.2 and 99.3 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits
Exhibit 99.1 — Quarterly Condensed Consolidated Statements of Operations
Exhibit 99.2 — Quarterly Operating Results of Discontinued Operations
Exhibit 99.3 — Proforma Quarterly Condensed Consolidated Statements of Operations

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDCLUSTER INTERNATIONAL, INC.
By:	/s/ Karl E. Bupp
Karl E. Bupp
Chief Financial Officer

June 14, 2006

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